Exhibit 10.1.aj

AGL RESOURCES INC.
1996 NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN

STOCK AWARD AGREEMENT

This Agreement sets forth the terms of a Stock Award granted to the undersigned director of AGL Resources Inc. (the “Company”) under the above-named Plan.

Name of Grantee:_______________________________________________

Date of Grant: __________________ Number of Shares:__________

The Stock Award is 100% vested and nonforfeitable as of the Date of Grant.

The grantee hereby agrees to execute such documents and take such actions as the Company may require with respect to applicable state and federal securities laws and any applicable restrictions on resale of the stock granted hereby.

This Stock Award Agreement is subject to the terms and conditions of the 1996 Non-Employee Directors Equity Compensation Plan. The Director has received a copy of the Plan’s prospectus, including a copy of the Plan. The Director agrees to the terms of this Stock Award Agreement, which may be amended only upon a written agreement signed by the parties hereto.

This ________ day of ____________________, 200___.

AGL RESOURCES INC.             DIRECTOR:

By:

/s/ Paul R. Shlanta                     ______________________________
Paul R. Shlanta
Senior Vice President and Corporate Secretary